UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 26, 2022

TD SYNNEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive, Fremont, California
(Address of principal executive offices)

94538
(Zip Code)

(510) 656-3333
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SNX	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On October 26, 2022, the board of directors (the “Board”) of TD SYNNEX Corporation (the “Company”) approved and adopted amended and restated bylaws of the Company (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws are effective October 26, 2022. Among other things, the amendments effected by the Amended and Restated Bylaws:
•Clarify the Board’s authority to designate the location for stockholder meetings, which may be held by means of remote communication.
•Enhance procedural mechanics and disclosure requirements in connection with submissions of proposals regarding business to be brought before an annual meeting of stockholders (other than proposals to be included in the Company’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended), including by requiring, among other things:
•stockholders’ notice to be received not more than one hundred (120) days nor less than ninety days (90) in advance of the anniversary of the date of the Company’s proxy statement provided in connection with the previous year’s annual meeting of stockholders (“Timely Notice”);
•additional background information and disclosures regarding proposing stockholders and proposed items of business; and
•that disclosures included in a stockholder’s notice of proposals regarding other business be updated so that they are accurate as of the stockholder meeting record date and as of ten business days prior to the stockholder meeting.
•Enhance procedural mechanics and disclosure requirements in connection with stockholder nominations of directors, including by requiring, among other things:
•stockholders to provide Timely Notice of nominations;
•that the number of nominees submitted by stockholders may not exceed the number of directors to be elected at a meeting;
•additional background information and disclosures regarding the nominating stockholder and the proposed nominees;
•that proposed nominees deliver completed written questionnaires, written representations and agreement that such nominee is not subject to any voting commitments not disclosed to the Company, and any other such information reasonably requested by the Board; and
•that disclosures included in a stockholder’s notice of nominations and information regarding the proposed nominees be updated so that they are accurate as of the stockholder meeting record date and as of ten business days prior to the stockholder meeting.
•Update the default voting threshold for stockholder approval to a majority of the votes cast, except that directors shall continue to be elected by a plurality of votes cast.
•Update the indemnification provisions, including in connection with recent amendments to Delaware General Corporation Law.
The Amended and Restated Bylaws also incorporate ministerial, clarifying and conforming changes.
The foregoing description of amendments to the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, as of October 26, 2022, a copy of which is attached as Exhibit 3(ii).1 to this report and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3(ii).1	Amended and Restated Bylaws, as of October 26, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2022	TD SYNNEX CORPORATION

	By:	/s/ David Vetter
David Vetter
Chief Legal Officer and Corporate Secretary